                                                                   Exhibit 10.31



                        COMMON STOCK PURCHASE AGREEMENT

        This Common Stock Purchase Agreement (the "Agreement") is entered into as of ___________, 1997, by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "Company") with its principal office at 195 Albany Street, Cambridge, Massachusetts 02139 and the purchaser whose name and address is set forth on the signature page hereto (the "Purchaser").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                                  Section 1.

                       Authorization and Sale of Shares
                       --------------------------------

        1.1. AUTHORIZATION OF SALE OF SHARES. The Company has authorized the sale of up to _________ shares (the "shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to a Registration Statement (such Registration Statement, together with the Prospectus comprising a part thereof, referred to herein as the "Registration Statement") on Form S-1 (File No. 333-31957) filed with, and declared effective by, the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act").

        1.2. SALE OF SHARES. At the Closing (as defined in Section 2), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of shares of Common Stock specified below at a price of $ ________ per share:

       Number of Shares to be Purchased               Aggregate Price
       --------------------------------               ---------------

                                                         $
            ----------------                              -------

        1.3. SALE OF REMAINING SHARES. The Company proposes to enter into purchase agreements with certain other investors with respect to the sale of the balance of the Shares. There is no assurance that the Company will be successful in selling any or all of the balance of the Shares and the Company has not fixed a minimum number of the Shares to be sold.

                                  Section 2.

                            Closing Date, Delivery
                            ----------------------

        2.1. CLOSING DATE. The closing (the "Closing") of the purchase and sale of the shares of Common Stock hereunder shall occur at the offices of Palmer & Dodge LLP, One

Beacon Street, Boston, Massachusetts 02108-3190 on ___________ ____, 1997 or at such other time as the parties hereto may agree (the "Closing Date").

        2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate (or certificates), representing the shares to be purchased by the Purchaser, registered in the Purchaser's name as shown on the signature page hereof or, if different, in the name of the Purchaser's nominee as indicated on the signature page. Such delivery shall be against payment of the purchase price for the shares purchased determined pursuant to Section 1.2 above by wire transfer to a bank account of counsel to the Company, as escrow agent, as specified in instructions provided to such Purchaser by the Company. The location of delivery of and the form of payment for such shares may be varied by agreement between the Company and the Purchaser.

        2.3. SUBSEQUENT SALES OF SHARES. At any time on or after the date hereof, the Company may sell up to the balance of the Shares not sold at the Closing of the Purchaser and upon such terms as may be approved by the Board of Directors of the Company.

                                Section 3.


                Representations and Warranties of the Company
                ---------------------------------------------

        The Company represents and warrants to the Purchaser as follows:

        (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect of the Company.

        (b) The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights may be limited by applicable laws of equitable principles and except as enforcement hereof may be limited to applicable bankruptcy, insolvency, reorganization or other similar laws relating or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation, the sale of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any lease, contract or other agreement or instrument to which the Company is a party or by which its properties are bound, or (ii) the Certificate of Incorporation or By-Laws of the Company or
(iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body binding on the Company; and the Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act and state securities laws.

        (c) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, $.01 par value per share. As of the date hereof, the Company has outstanding [17,695,419] shares of Common Stock, all of which are validly issued, fully paid and non-assessable and which represents all of the outstanding shares of capital stock of the Company.

        (d) The shares of Common Stock to be purchased from the Company hereunder have been duly authorized for issuance and, when issued and delivered to the Purchaser by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable.

        (e) Subsequent to the respective dates as of which information is given in the Registration Statement there has been not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company, (ii) any transaction which is material to the Company, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any material change in the capital stock or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

        (f) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers ("NASD") is contemplating terminating such registration or listing.

        (g) The Registration Statement has become effective and the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement or the prospectus contained therein, or proceedings instituted for that purpose.

        (h) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Act and the published rules and regulations of the Commission. The Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  Section 4.

               Representations and Warranties of the Purchaser
               -----------------------------------------------

        The Purchaser hereby represents and warrants to the Company as follows:

        This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Purchaser is a "qualified institutional buyer" as such term is defined in Rule 144A under the Act or affiliate thereof.


                                  Section 5.

                      Conditions to Closing of Purchaser
                      ----------------------------------

        The Purchaser's obligation to purchase shares at the Closing is subject to fulfillment or waiver as of the Closing Date of the following conditions:

        (a)  The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing date with the same force and effect as if they had been made on and as of said date.

        (b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

        (c) The Purchaser shall have received a legal opinion of Palmer & Dodge LLP, counsel to the Company, in substantially the form of EXHIBIT A.

        (d) The Registration Statement shall continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

                                  Section 6.

                       Conditions to Closing of Company
                       --------------------------------

        The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment or waiver as of the Closing date of the following conditions:

        (a) The representations made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing date.

        (b) All covenants, agreements and conditions contained in the Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

        (c) The Registration Statement shall continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

                                  Section 7.


                                Miscellaneous
                                -------------

        7.1. WAIVERS AND AMENDMENTS. The terms of this Agreement may be waived or amended only with the written consent of the Company and the Purchaser. The failure be either party at any time to enforce or to require the performance of any provision of this Agreement shall in no way be construed to be a waiver of any such provision and shall not affect the rights of such party hereunder thereafter to enforce or require the performance of such provision in accordance with the terms of this Agreement.

        7.2. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws rules thereof.

        7.3. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Purchaser without the written consent of the Company.

        7.4. ENTIRE AGREEMENT. This Agreement, which includes the Exhibits hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

        7.5. NOTICES, ETC. Any notice or other communication required or permitted under this Agreement shall be in writing and may be sent by personal delivery, by telecopy, overnight delivery service or U.S. mail, in which event it shall be mailed first-class, certified or registered, postage prepaid. All such notices and communications must be addressed to the Company or the Purchaser, as the case may be, at their respective addresses and telecopy number set forth (i) at the beginning of this Agreement in the case of the Company's address and to (617) 349-0599, Attention: Chief Financial Officer, in the case of a telecopy sent to the Company, and (ii) on the signature page hereto in the case of the Purchaser, or at such other address or telecopy number as the Company or the Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof and (A) in the case of notices and communications sent by personal delivery or telecopy, three hours following the first time during normal business following the time at which such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (B) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the first business day following the day such notice or communication was sent, and (C) in the case of notices and communications sent by U.S. mail, five days after such notice or communication shall have been deposited in the U.S. mail.

        7.6. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

        7.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        7.8. FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


            [The remainder of this page left blank intentionally]

        7.9 EXPENSES. The Company and the Purchaser shall each bear its own expense incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

        7.10 SURVIVABILITY. The respective representations and covenants of the parties hereto shall survive the Closing of the transactions contemplated hereby.

        The foregoing agreement is hereby executed as of the date first above written.


                                                TRANSKARYOTIC THERAPIES, INC.


                                                By:
                                                   ---------------------------
                                                   Richard F Selden
                                                   President and
                                                   Chief Executive Officer

PURCHASER:

Name of Purchaser (Print):


---------------------------------

By:
    -----------------------------
    Name:
    Title:


---------------------------------
Address


---------------------------------
Telephone


---------------------------------
Telecopy



---------------------------------
Nominee Name (if any)

                                                                    Exhibit A

                       [Palmer & Dodge LLP letterhead]




                                                       , 1997
                                       _______________


To the Purchaser
Listed on Appendix A hereto


Ladies and Gentlemen:

        We have acted as counsel for Transkaryotic Therapies, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company to you of ______ shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"). This opinion is furnished to you pursuant to Section 5(c) of the Common Stock Purchase Agreement dated as of ____________ _____, 1997 (the "Purchase Agreement"), between the Company and you.

We have acted as counsel for the Company in connection with the sale of the Shares by the Company to you. We have examined signed copies of the registration statement of the Company on Form S-1 (No. 333-31957), and all exhibits thereto (the "Registration Statement"), all as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); [a copy of the prospectus dated ___________, 1997, relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (the "Prospectus")]; an executed copy of the Purchase Agreement; the Certificate of Incorporation and By-laws of the Company, each as amended and/or restated to date, the stock record books of the Company as provided to us by the Company, records of meetings of stockholders and of the Board of Directors of the Company as provided to us by the Company, corporate proceedings of the Company in connection with the authorization and issuance of the Shares, the Registration Statement and the Prospectus, certificates of representatives of the Company and of public officials and such other documents as we have deemed necessary as a basis for the opinions expressed herein. Additionally, we have relied upon oral advice from the staff of the Commission to the effect that the Registration Statement became effective on ______________ _____, 1997.

        We have not made any investigation of the laws of any jurisdiction other than the Commonwealth of Massachusetts, the federal laws of the United States and the Delaware General Corporation Law statute, and we are opining herein solely with respect to the laws of the Commonwealth of Massachusetts, the federal laws of the United States and the Delaware General Corporation Law statute. To the extent that the laws of any other jurisdiction govern any of the matters as to which we express an opinion below, we have assumed, without independent investigation and with your permission, that such laws are identical to those of the Commonwealth of Massachusetts, and we are expressing no opinion herein as to whether such assumption is reasonable or correct. We express no opinion with respect to the securities or Blue Sky laws of any state of the United States.

        Our opinion expressed in paragraph 1 below as to the due incorporation, valid existence and good standing of the Company, is based on certificates of legal existence and/or good standing issued by the Secretaries of State of the jurisdictions in which the Company is incorporated or qualified as a foreign corporation, as set forth on APPENDIX B attached hereto, copies of which have been made available to your counsel, and our opinion with respect to such matters is rendered as of the dates of such certificates.

        Insofar as this opinion relates to factual matters, information with respect to which is in the possession of the Company, we have made inquiries to the extent we believe reasonable with respect to such matters and have relied upon representations made by the Company in the Purchase Agreement and representations made to us one or more officers of the Company; although we have not independently verified the accuracy of such representations, we do not know of the existence or absence of any fact contradicting such representations.

        Any reference herein to "our knowledge," "matters known to us" or matters "coming to our attention" or any variation of any of the foregoing, shall mean the conscious awareness, as to the existence or absence of any facts which would contradict the opinions or beliefs so expressed, of those attorneys of this firm who have rendered substantive attention to the transaction to which this opinion relates. Other than as specifically set forth below, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. Moreover, we have not searched any computerized or electronic databases or the dockets of any court, regulatory body or governmental agency or other filing office in any jurisdiction.

        The opinions hereinafter expressed are qualified to the extent that the validity or enforceability of any provisions in the Purchase Agreement, or of any rights granted to the Purchaser pursuant to the Purchaser Agreement, may be subject to, and affected by, applicable bankruptcy, insolvency, moratorium or similar laws affecting the rights and remedies of creditors generally and also by general principles of equity, regardless of whether considered in a proceeding in equity or at law. Furthermore, we express no opinion with respect to the availability of the remedy of specific performance, injunctive relief or any other equitable remedy inasmuch as such remedies are subject to the discretion of the court before which any proceeding therefor may be brought.

        Based upon and subject to the foregoing, we are of the opinion that:

        1. The Company is a corporation duly organized, validly existing and in good standing with the Secretary of State under the laws of the State of Delaware. The Company is duly qualified as a foreign corporation and is in good standing in the Commonwealth of Massachusetts.

        2. The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

        3. The Shares have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by the Purchase Agreement.

        4. The Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        5. The execution and delivery by the Company of the Purchase Agreement and the issuance by the Company of the Shares will not (i) violate the Certificate of Incorporation of By-Laws of the Company, (ii) breach or result in a default under any agreement or instrument listed as an Exhibit to the Registration Statement or (iii) violate any applicable law or regulation, or, to our knowledge, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality binding upon the Company or any of its properties, except that we express no opinion as to state securities or blue sky laws or the antifraud provisions of federal securities laws.

        6. No approvals, authorizations or consents of any governmental entity are required for the execution and delivery of the Purchase Agreement to permit the Company except such as may be required under state securities or blue sky laws, as to which we express no opinion, and except for such as have been obtained under the Act.

        8. The Common Stock conforms as to matters of law with the description thereof contained in the Registration Statement.

        In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and representatives of the Company and the independent accountants of the Company, at which conferences we made inquiries of such persons and others and discussed the contents of the Registration Statement and the Prospectus. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as specifically stated elsewhere herein), subject to the foregoing and based on such participation, inquiries and discussions, no facts have come to our attention which have caused us to believe that the Registration Statement, as of the Effective Date (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial, accounting or statistical data included therein), that the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b)(1) under the Act, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial, accounting or statistical data included therein), or that the Registration Statement and the Prospectus, as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial, accounting or statistical data included therein).

        The Registration Statement became effective on ___________ ____, 1997. We do not know of the issuance of any stop order suspending the effectiveness of the Registration Statement by the Commission or of any proceeding for that purpose under the Act.

        This opinion is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent.


                                        Very truly yours,

                                  APPENDIX A
                                  ----------

Purchaser:









                                  A (A - 1)

                                  APPENDIX B
                                  ----------


                        Jurisdiction of Incorporation
                         and Foreign Qualification of
                        Transkaryotic Therapies, Inc.
                        -----------------------------



                                        Date of Certificate
Jurisdiction                            of Public Official
------------                            -------------------

Delaware                                                , 1997
                                        ----------------
Massachusetts                                           , 1997
                                        ----------------






                                  A (B - 1)